SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 11, 2010
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139

(Address of principal executive offices, including zip code)
(617) 613-6000

(Registrant’s telephone number including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Stockholders of Forrester Research, Inc. (the “Company”) held on May 11, 2010 (the “Annual Meeting”), the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.
Proposal 1 — The election of two nominees to the Company’s Board of Directors as Class II Directors.
The two nominees named in the definitive proxy statement were elected to serve as directors until the 2013 annual meeting of stockholders. Information as to the vote on each director standing for election is provided below:

	Votes	Votes	Votes	Broker
Nominee	For	Against	Abstaining	Non-Votes

Henk W. Broeders	13,359,119	8,053,339		411,140

George R. Hornig	20,758,324	654,134		411,140
Proposal 2 — The ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
          The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

21,785,870	36,487	1,241	0
        .

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By /s/ GAIL S. MANN
Name:	Gail S. Mann
Title:	Chief Legal Officer

Date: May 13, 2010